ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Supplement dated January 24, 2014,
 to the Prospectus dated April 29, 2013 and Supplemented on July 26, September 16, October 24, and November 15, 2013

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

Effective January 24, 2014, Massachusetts Financial Services Company will replace Columbia Management Investment Advisers, LLC as the subadviser to the AZL®  Columbia Mid Cap Value Fund. In addition, the following name change will be effective on January 24, 2014.

Name effective on January 24, 2014	Previous Name
AZL® MFS Mid Cap Value Fund	AZL® Columbia Mid Cap Value Fund

All references to Columbia Management Investment Advisers, LLC as subadviser to the AZL Columbia Mid Cap Value Fund are deleted and replaced with Massachusetts Financial Services Company. All references to the AZL Columbia Mid Cap Value Fund are deleted and replaced with AZL MFS Mid Cap Value Fund.

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The Investment Objective, on page 10, is deleted and replaced with the following:

The Fund seeks capital appreciation.

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The Principal Investment Strategies of the Fund, on page 10, are deleted and replaced in their entirety as follows:

The Fund normally invests at least 80% of net assets in issuers with medium market capitalizations. The Fund generally defines medium market capitalization issuers as issuers with market capitalizations similar to those of issuers included in the Russell Midcap® Value Index over the last 13 months at the time of purchase. As of December 31, 2013, the range of the Russell Midcap® Value Index was between $738 million and $7.1 billion. Issuers whose market capitalizations fall outside this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy.

The Fund normally invests primarily in equity securities. Equity securities include, common stocks, preferred stocks, securities convertible into stocks, equity interests in real estate investment trusts (REITs), and depositary receipts for such securities.

The Fund focuses on investing in the stocks of companies that the subadviser believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.

The Fund may invest in foreign securities.

The subadviser uses a bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

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Industry Sector Risk in the Principal Risks of Investing in the Fund section, on page 11, is deleted, and the following Principal Risks of Investing in the Fund are added:

•     Liquidity Risk  An investment that is difficult to purchase or sell may have an adverse affect on the Fund’s returns.

•     Portfolio Turnover The Fund may trade its portfolio securities frequently, which could result in higher transaction costs and could adversely affect the Fund’s performance.

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In the Management section of the Fund, on page 12, the portfolio managers are replaced with the following:

The portfolio managers of the Fund, since January 24, 2014, are: Brooks A. Taylor, Investment Officer; and Kevin J. Schmitz, Investment Officer.

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AZL MFS Mid Cap Value Fund is added to the list of “Frequent Trading” Funds in the “Investment Strategies”, on page 109.

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AZL MFS Mid Cap Value Fund is added to “Liquidity Risk”, on page 125, “Portfolio Turnover”, on page 127, and deleted from “Industry Sector Risk”, on page 122.

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AZL MFS Mid Cap Value Fund is added to Massachusetts Financial Services Company in the “The Subadvisers of the Funds” table, on page 135. The entry for Columbia Management Investment Advisers, LLC, on page 133, is deleted.

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The entry for the AZL Columbia Mid Cap Value Fund in the Portfolio Managers of the Funds section, on page 136, is deleted and replaced with the following:

AZL MFS Mid Cap Value Fund

Brooks A. Taylor and Kevin J. Schmitz have been the portfolio managers of the Fund since January 2014, and are primarily responsible for the day-to-day management of the Fund. Mr. Taylor, an Investment Officer of MFS, has been employed in the investment area of MFS since 1996. Mr. Schmitz, an Investment Officer of MFS, has been employed in the investment area of MFS since 2002.

AZLPRO-005-0413   Page of 2 of 2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Supplement dated January 24, 2014,
to the Statement of Additional Information dated April 29, 2013 and Supplemented on July 26, September 16, and November 15, 2013

This supplement updates certain information contained in the Statement of Additional Information and should be attached to the Statement of Additional Information and retained for future reference.

Effective January 24, 2014, Massachusetts Financial Services Company will replace Columbia Management Investment Advisers, LLC as the subadviser to the AZL®  Columbia Mid Cap Value Fund. In addition, the following name change will be effective on January 24, 2014.

Name effective on January 24, 2014	Previous Name
AZL® MFS Mid Cap Value Fund	AZL® Columbia Mid Cap Value Fund

All references to Columbia Management Investment Advisers, LLC as subadviser to the AZL Columbia Mid Cap Value Fund are deleted and replaced with Massachusetts Financial Services Company. All references to the AZL Columbia Mid Cap Value Fund are deleted and replaced with AZL MFS Mid Cap Value Fund.

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The list of Fund names under the Investment Strategies and Policies section, beginning on page 5, is revised as follows:

Insert:	AZL MFS Mid Cap Value Fund (“MFS Mid Cap Value Fund”)

Delete:                 AZL Columbia Mid Cap Value Fund (“Columbia Mid Cap Value Fund”)

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The entry for the AZL Columbia Mid Cap Value Fund, in the table of Other Managed Accounts on page 62, is deleted and replaced with the following:

Fund	Portfolio Manager	Other Registered Investment Company Accounts/ Assets Under Management	Other Pooled Investment Vehicles/ Assets Under Management	Other Accounts/ Assets Under Management
MFS Mid Cap Value Fund(2)	Brooks A Taylor	7 / $13.9 billion	0 / $0	0 / $0
	Kevin J. Schmitz	4 / $1.3 billion	0 / $0	0 / $0

Below the last table of Other Managed Accounts on page 66, the following footnote (2) is added:

(2)	As of September 30, 2013.

AZLSAI-004-0413